UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of report (date of earliest event reported): April 14, 2004

                          MISSION WEST PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

          Maryland               Commission File Number:          95-2635431
          --------                      1-8383                    ----------
(State or other jurisdiction                                  (I.R.S. Employer
      of incorporation)                                        Identification)


                10050 Bandley Drive, Cupertino, California 95014
                    (Address of principal executive offices)

                                 (408) 725-0700
              (Registrant's telephone number, including area code)




--------------------------------------------------------------------------------

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

(a) The following  information is being furnished by the Company as required for
Item 12(a) of this report and shall not be deemed to be "filed" for  purposes of
Section 18 of the Securities Exchange Act of 1934:

On April 14, 2004, the Company issued a press release announcing its unaudited earnings results for the quarter ended March 31, 2004. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference in response to Item 12(a) of this report.






























                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MISSION WEST PROPERTIES, INC.

Date: April 14, 2004                    By: /s/ Wayne N. Pham
                                        ------------------------------------
                                        Wayne N. Pham
                                        Vice President of Finance and Controller


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


Exhibit 99.1


                                                                   Press Release

For Immediate News Release
April 14, 2004


  MISSION WEST PROPERTIES, INC. ANNOUNCES FIRST QUARTER 2004 UNAUDITED EARNINGS
                                    RESULTS

  "We build the buildings for the high tech companies that build the internet"

CUPERTINO, CA - MISSION WEST PROPERTIES, INC. (AMEX/PCX: MSW) reported today that Funds From Operations ("FFO") for the quarter ended March 31, 2004 was $27,178,000 or $0.26 per diluted common share (considering the potential effect of all O.P. units being exchanged for shares of the Company's common stock) as compared to $28,655,000 or $0.28 per diluted common share for the same period in 2003, a per share decrease of approximately 7.1%. On a sequential quarter basis, FFO per diluted common share decreased $0.04 over the previous quarter ended December 31, 2003, which included $0.02 per diluted share from prior tenant bankruptcy settlements.

Net income to common stockholders per diluted share was $0.20 for the quarter ended March 31, 2004 compared to $0.23 for the same period in 2003, a per share decrease of approximately 13%.

COMPANY PROFILE

Mission West Properties, Inc. operates as a self-managed, self-administered and fully integrated REIT engaged in the management, leasing, marketing, development and acquisition of commercial R&D properties, primarily located in the Silicon Valley portion of the San Francisco Bay Area. Currently, the Company manages 109 properties totaling approximately 7.9 million square feet. For additional information, please contact Investor Relations at 408-725-0700.

The matters described herein contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "will", "anticipate", "estimate", "expect", "intends", or similar words. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, the ability to complete acquisitions under the Berg Land Holdings Option Agreement with the Berg Group and other factors detailed in the Company's registration statements, and periodic filings with the Securities & Exchange Commission.


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


                          MISSION WEST PROPERTIES, INC.
                             SELECTED FINANCIAL DATA
                                    UNAUDITED
        (In thousands, except share, per share and property data amounts)



                                                   Three Months        Three Months
                                                      Ended               Ended
                                                   Mar 31, 2004        Mar 31, 2003
                                                 -----------------  -----------------
REVENUES:
Rental revenues from real estate                       $32,048            $31,431
Tenant reimbursements                                    4,218              4,575
Other income, including interest                           394                735
                                                 -----------------  -----------------
  Total revenues                                        36,660             36,741
                                                 -----------------  -----------------
EXPENSES:
Operating expenses                                       1,991              1,519
Real estate taxes                                        2,994              3,075
Depreciation & amortization of real estate               5,852 (1)          4,563
General and administrative                                 348                358
Interest                                                 4,363              3,406
Interest (related parties)                                 252                294
                                                 -----------------   -----------------
  Total expenses                                        15,800             13,215
                                                 -----------------   -----------------
Income before minority interests & equity in
  earnings of unconsolidated joint venture              20,860             23,526
Equity in earnings of unconsolidated joint
  venture                                                  591                737
                                                 -----------------   -----------------
Income before minority interests                        21,451             24,263
Minority interests                                      17,817             20,229
                                                 -----------------   -----------------
   Income from continuing operations                     3,634              4,034
                                                 -----------------   -----------------

Net income to common stockholders                       $3,634             $4,034
                                                 =================   =================
Net income to minority interests                       $17,817            $20,229
                                                 =================   =================
Income per share from continuing operations:
   Basic                                                 $0.20              $0.23
                                                 =================   =================
   Diluted                                               $0.20              $0.23
                                                 =================   =================
Net income per share to common stockholders:
   Basic                                                 $0.20              $0.23
                                                 =================   =================
   Diluted                                               $0.20              $0.23
                                                 =================   =================
Weighted average shares of common stock (basic)     17,969,416         17,637,260
                                                 =================   =================
Weighted average shares of common stock             18,075,262         17,695,001
(diluted)                                        =================   =================
Weighted average O.P. units outstanding             86,503,459         86,511,686
                                                 =================   =================

FUNDS FROM OPERATIONS
Funds from operations                                  $27,178            $28,655
                                                 =================   =================
Funds from operations per share (2)                     $ 0.26             $ 0.28
                                                 =================   =================
Outstanding common stock                            18,014,691         17,653,691
                                                 =================   =================
Outstanding O.P. units                              86,467,195         86,498,064
                                                 =================   =================
Weighted average O.P. units & common stock
   outstanding (diluted)                           104,578,721        104,206,687
                                                 =================   =================



                                     - 4 -




                                                   Three Months        Three Months
                                                      Ended               Ended
FUNDS FROM OPERATIONS CALCULATION                  Mar 31, 2004        Mar 31, 2003
                                                 -----------------   -----------------
Net income                                              $3,634             $4,034
Add:
     Minority interests (3)                             17,692             20,057
     Depreciation and amortization of real estate        5,852              4,564
                                                 -----------------   -----------------
Funds from operations                                  $27,178            $28,655
                                                 =================   =================


Funds From Operations ("FFO") is a non-GAAP financial measurement used by real estate investment trusts to measure and compare operating performance. As defined by NAREIT, FFO represents net income (loss) before minority interest of unit holders (computed in accordance with GAAP, accounting principles generally accepted in the United States of America), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs, amortization of commission and depreciation of non-real estate assets) and after adjustments for unconsolidated partnerships and joint ventures. Management considers FFO an appropriate measure of performance of an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of our ability to incur and service debt, and make capital expenditures. FFO should not be considered as an alternative for net income as a measure of profitability or is it comparable to cash flows provided by operating activities determined in accordance with GAAP. FFO is not comparable to similarly entitled items reported by other REITs that do not define them exactly as we define FFO.

                                                   Three Months        Three Months
                                                      Ended               Ended
PROPERTY AND OTHER DATA:                           Mar 31, 2004        Mar 31, 2003
                                                 -----------------   -----------------
Total properties, end of period                            109                101
Total square feet, end of period                     7,917,262          7,163,930
Average monthly rental revenue per square foot (4)       $1.78              $1.74
Average occupancy                                         75.8%              83.2%
Actual occupancy                                          75.3%              82.8%
Straight-line rent                                     ($   68)              $244
Capital expenditures                                    $1,076               $653



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



BALANCE SHEET (UNAUDITED)
                                                March 31, 2004       December 31, 2003
                                              --------------------  --------------------
Assets:
Land                                              $  279,163          $   279,163
Buildings and improvements                           785,812              785,660
Real estate related intangible assets                 18,284               18,284
                                              --------------------  --------------------
   Total investments in properties                 1,083,259            1,083,107
Less accumulated depreciation                       (93,968)             (88,116)
                                              --------------------  --------------------
   Net investments in properties                     989,291              994,991
Investments in unconsolidated joint venture            2,377                2,285
                                              --------------------  --------------------
   Net investments in real estate assets             991,668              997,276
Cash                                                   3,094                4,129
Deferred rent                                         18,903               18,970
Other assets                                          14,547               16,025
                                              --------------------  --------------------
   Total assets                                   $1,028,212           $1,036,400
                                              ====================  ====================

Liabilities:
Line of credit - related parties                    $  2,957             $  6,320
Revolving line of credit                              20,810               23,965
Mortgage notes payable                               298,564              299,858
Mortgage notes payable - related parties              10,679               10,762
Interest payable                                         332                  332
Security deposits                                      9,696               10,248
Prepaid rental income                                 13,315               12,723
Dividend/distribution payable                         25,076               25,031
Accounts payable and accrued expenses                  8,297                5,085
                                              --------------------  --------------------
   Total liabilities                                 389,726              394,324

Minority interests                                   523,693              528,062

Stockholders' equity:
Common stock, $.001 par value                             18                   18
Paid in capital                                      133,604              132,136
Accumulated deficit                                 (18,829)             (18,140)
                                              --------------------  --------------------
   Total stockholders' equity                        114,793              114,014
                                              --------------------  --------------------
   Total liabilities and stockholders' equity     $1,028,212           $1,036,400
                                              ====================  ====================



(1) Includes approximately $912 in amortization expense for the three months ended March 31, 2004 for the amortization of the origination value and fair market value of acquired leases of the San Tomas Technology Park acquisition pursuant to Statement of Financial Accounting Standard ("SFAS") No. 141, "Business Combinations."

(2) Calculated on a fully diluted basis. Assumes conversion of O.P. units outstanding into the Company's common stock.

(3) The minority interest for third parties has been deducted from total minority interest in calculating FFO.

(4) Average monthly rental revenue per square foot has been determined by taking the cash base rent for the period divided by the number of months in the period, and then divided by the average occupied square feet in the period.


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